UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2022

CURTISS-WRIGHT CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-134	13-0612970
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

130 Harbour Place Drive, Suite 300
Davidson,	North Carolina	28036
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (704) 869-4600
--------------
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 7.01 REGULATION FD DISCLOSURE

On March 9, 2022, Curtiss-Wright Corporation (the “Company”) issued a press release announcing that Saddle Point Management, L.P. had withdrawn its shareholder proposals and its nominees for election to the Company’s Board of Directors in connection with the Company’s 2022 Annual Meeting of Stockholders (the “Annual Meeting”). A copy of this press release is furnished herewith as Exhibit 99.1.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Filed
Exhibit No.	Exhibit Description	Herewith

99.1	Press Release, dated March 9, 2022	X

Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Examples of forward-looking statements include, but are not limited to: (a) projections of or statements regarding return on investment, future earnings, interest income, sales, volume, other income, earnings or loss per share, growth prospects, capital structure, liquidity requirements and other financial terms, (b) statements of plans and objectives of management, (c) statements of future economic performance and potential impacts from COVID-19, including the impacts to supply and demand, and measures taken by governments and private industry in response, (d) the effect of laws, rules, regulations, new accounting pronouncements, and outstanding litigation on the Company’s business and future performance, and (e) statements of assumptions, such as economic conditions underlying other statements. Such forward-looking statements can be identified by the use of forward-looking terminology such as “anticipates,” “believes,” “continue,” “could,” “estimate,” “expects,” “intend,” “may,” “might,” “outlook,” “potential,” “predict,” “should,” “will,” as well as the negative of any of the foregoing or variations of such terms or comparable terminology, or by discussion of strategy. No assurance may be given that the future results described by the forward-looking statements will be achieved. While the Company believes these forward-looking statements are reasonable, they are only predictions and are subject to known and unknown risks, uncertainties, and other factors, many of which are beyond the Company’s control, which could cause actual results, performance, or achievement to differ materially from anticipated future results, performance, or achievement expressed or implied by such forward-looking statements. These risks and uncertainties include, but are not limited to, a reduction in anticipated orders, an economic downturn, changes in the competitive marketplace and/or customer requirements, a change in government spending, an inability to perform customer contracts at anticipated cost levels, the impact of a global pandemic or national epidemic, other factors that generally affect the business of aerospace, defense contracting, electronics, marine, and industrial companies, and the occurrence of any event, change or other circumstances that could give rise to disruption to the Company’s stock price, and the costs, fees, expenses and charges related to, and the distraction of management’s attention in connection with, any proxy contest or other stockholder related or similar matters, as well as those described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, prior and future filings with the SEC and other written and oral statements made or released by the Company. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. These forward-looking statements speak only as of the date of this press release, and the Company assumes no obligation to update forward-looking statements to reflect actual results or changes in or additions to the factors affecting such forward-looking statements after the date of this press release.

Additional Information and Where To Find It

The Company has filed a preliminary proxy statement and form of WHITE proxy card with the SEC in connection with the solicitation of proxies for the Annual Meeting (the “Preliminary Proxy Statement”). Details concerning the nominees of the Company’s Board for election at the Annual Meeting are included in the Preliminary Proxy Statement. Investors and stockholders are able to obtain a copy of the Preliminary Proxy Statement and other documents filed by the Company free of charge from the SEC’s website at www.sec.gov. Copies will also be available free of charge in the Investor Relations section on the Company’s website at www.curtisswright.com.

Participants in the Solicitation

This communication does not constitute a solicitation of any vote or approval in connection with the Annual Meeting. Nonetheless, the Company, its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and executive officers is available in the Preliminary Proxy Statement filed with the SEC on March 2, 2022 and the Company’s most recent Annual Report on Form 10-K for the year ended December 31, 2021 filed with the SEC on February 24, 2022. To the extent holdings of the Company’s securities by such participants reported in the Preliminary

Proxy Statement or the Form 10-K have changed, such changes have been or will be reflected on Initial Statements of Beneficial Ownership on Form 3, Statements of Change in Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership on Form 5 filed with the SEC. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CURTISS-WRIGHT CORPORATION
By: /s/ K. Christopher Farkas
K. Christopher Farkas
Vice President and Chief Financial Officer

Date: March 9, 2022

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Press Release, dated March 9, 2022